UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Board Compensation

On January 8, 2024, Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”) granted 5,185 long-term incentive plan units (“LTIP Units”) of the Company’s operating partnership, Bluerock Residential Holdings, L.P. (the “Operating Partnership”), to each of Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder, and Romano Tio, the non-employee members of the Company’s board of directors, in payment of the equity portion of their respective annual retainers (such grants, collectively, the “Director Grants”). The LTIP Units issued as Director Grants were issued pursuant to the Company’s 2022 Equity Incentive Plan for Individuals (the “Individuals Plan”). Each such Director Grant is evidenced by an LTIP Unit Award Agreement.

The issuances of LTIP Units as Director Grants were made in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder for transactions not involving any public offering. No general solicitation or advertising occurred in connection with the issuance and sale of these securities. Such LTIP Units were fully vested upon issuance, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of the Company’s Class A Common Stock on a one-for-one basis. From the date of grant, holders of such LTIP Units will be entitled to receive “distribution equivalents” at the time distributions are paid to the holders of the Company’s Class A Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

Date: January 10, 2024	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer